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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event

                         Reported): December 28, 1998

                LEHMAN ABS CORPORATION, (as depositor under the

          Sale and Servicing Agreement, dated as of December 1, 1998)

                            LEHMAN ABS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                    333-39649           13-3447441
   -------------------------------      ------------       ------------------
   (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
           Incorporation)               File Number)       Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
         -------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000
                                                          ----- --------

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

Item 5.    Other Events.  None.
----

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.           Description
      ----------            -----------

           25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference herein).

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN ABS CORPORATION



                                             By: /s/ Samir A. Tabet
                                                 ---------------------
                                                 Name:  Samir A. Tabet
                                                 Title:  Senior Vice-President

Dated:  December 28, 1998

                                 Exhibit Index
                                 -------------

Exhibit                                                                   Page
-------                                                                   ----

25   Form T-1.............................................................5

                             Exhibit 25: Form T-1.
                             --------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                           -------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ----------------------------------------

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

New York                                                           13-4994650
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                   identification No.)

270 Park Avenue
New York, New York                                                      10017
(Address of principal executive offices)                           (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                 ---------------------------------------------
                 Provident Bank Home Equity Loan Trust 1998-A
              (Exact name of obligor as specified in its charter)

Delaware                                                           Applied For
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE                                                      19890-0001
(Address of principal executive offices)                            (Zip Code)

              -------------------------------------------------
                      Home Equity Loan Asset-Backed Notes
                      (Title of the indenture securities)
              -------------------------------------------------



                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 28th day of December 1998.

                                             THE CHASE MANHATTAN BANK

                                                By /s/ Jennifer Cupo

                                                   /s/ Jennifer Cupo

                                                       Assistant Vice President